CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

ADMINISTRATIVE SERVICE AGREEMENT

This Administrative Service Agreement (the “Agreement”), effective this 11th day of July, 2008 is made by and between Nationwide Financial Services, Inc. (“NFS”) and Legg Mason Investor Services, LLC (the “Company”) (a successor in interest to Citigroup Global Markets, Inc., Salomon Smith Barney, Inc., Salomon Brothers Inc., Salomon Brothers Asset Management, Inc. and Smith Barney, Harris Upham & Co. Incorporated);

WHEREAS, the Company is responsible for certain administrative functions associated with each series of the Funds (each a “Fund”) set forth on Exhibit A, which may be amended from time to time; and

WHEREAS, NFS or its designee provide certain administrative services to the owners of certain variable annuity contracts and/or variable life insurance policies (collectively, the “Variable Products”) issued by Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company of America and/or Nationwide Life and Annuity Company of America (collectively, “Nationwide”) through certain Nationwide Variable Accounts; and

WHEREAS, the Funds will be included as underlying investment options for the Variable Products issued by Nationwide through the Variable Accounts pursuant to a Fund Participation Agreement previously or contemporaneously entered into by Nationwide and the Company and/or Funds; and

WHEREAS, the Company recognizes substantial savings of administrative expenses as a result of NFS or its subsidiaries performing certain administrative services (“Services”) on behalf of the Funds; and

NOW, THEREFORE, NFS and the Company, in consideration of the undertaking described herein, agree that the Funds will be available as underlying investment options in the Variable Products issued by Nationwide, subject to the following:

1.

NFS or its designee agrees to provide Services for the contract owners of the Variable Products who choose the Funds as underlying investment options. Such Services will include those described on Exhibit B.

2.

In consideration for the Services to be provided by NFS to the Variable Products pursuant to this Agreement, the Company will calculate and pay NFS a fee (“Service Fee”) at an annualized rate equal to the rates shown on Exhibit A of the average daily net assets of each Fund held by the Variable Accounts during the period in which they were earned.

3.

The Service Fees will be paid to NFS as soon as practicable, but no later than 30 days after the end of the period in which they were earned. The Service Fees will be paid on a quarterly or monthly basis.

4.

NFS and the Company agree that the Service Fee described in this Agreement is for administrative services only and does not constitute payment in any manner for investment advisory services or the cost of distribution of the Funds.

5.

The parties agree that a Service Fee will be paid to NFS according to this Agreement with respect to each Fund as long as shares of such Fund are held by the Variable Accounts. This provision will survive termination of this Agreement and the termination of the related Fund Participation Agreement(s) with Nationwide.

6.

Either party may terminate this Agreement by at least 60 days’ written notice to the other. In addition, NFS or the Company may terminate this Agreement immediately upon written notice to the other: (1) if required by any applicable law or regulation; (2) if NFS or the Company engage in any material breach of this Agreement; or (3) in the event of an assignment as defined by Section 2(a)(4) of the Investment Company Act of 1940. This Agreement will terminate immediately and automatically with respect to Funds held in the Variable Accounts upon the termination of the Fund Participation Agreement which governs a Fund’s inclusion as an underlying investment option in the Variable Products and in such event no notice is required under this Agreement.

7.	Each notice required by this Agreement shall be given by wire and confirmed in writing to:

If to NFS:

Nationwide Financial Services, Inc.

One Nationwide Plaza

Columbus, Ohio 43215

Attention: Securities Officer

Fax: (614) 249-2112

If to the Company:

Legg Mason Investor Services, LLC

100 First Stamford Place, 5th Floor

Stamford, CT 06902

Attention: Joel Sauber

Fax Number: (877) 563-3019

8.

This Agreement shall be construed and the provisions hereof interpreted in accordance with the laws of Delaware, without regards to conflict of law provisions thereof. This Agreement shall be subject to the provisions of the federal securities statutes, rules and regulations, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant and the terms hereof shall be interpreted and construed in accordance therewith.

9.

Each of the parties to this Agreement acknowledges and agrees that this Agreement and the arrangements described herein are intended to be non-exclusive and that each of the parties is free to enter into similar agreements or arrangements with other entities.

10.

This Agreement may not be assigned unless agreed to by the parties in writing, except that it shall be assigned automatically to any successor either party, and any such successor shall be bound by the terms of this Agreement.

2

11.	This Agreement supersedes any and all prior agreements made by and between the parties relevant to the subject of this Agreement, including but not limited to the following agreements:

1) Administrative Services Agreement dated September 1999 between Nationwide Financial Services, Inc. and Salomon Brothers Asset Management Inc. and Amendment dated September 22, 2000.

2) Assignment of Agreement from Citigroup to Legg Mason via letter dated September 27, 2005 and signed by Nationwide November 11, 2005.

Each party hereby represents and warrants to the other that the persons executing this Agreement on its behalf are duly authorized and empowered to execute and deliver the Agreement and that the Agreement constitutes a legal, valid and binding obligation, and is enforceable in accordance with its terms.

NATIONWIDE FINANCIAL SERVICES, INC.

By:	/s/ Karen R. Colvin

Karen R. Colvin
Associate Vice President – NF Investment Offerings

LEGG MASON INVESTOR SERVICES, LLC

By:	/s/ illegible

Name:
Title:

3

EXHIBIT A

TO ADMINISTRATIVE SERVICE AGREEMENT

The Administrative Service Agreement between Nationwide and Legg Mason Investor Services is applicable to the following portfolios of the Fund:

Portfolios Available Under The Contracts	Service Fee
Legg Mason Partners Capital and Income Portfolio Class I	[***]
Legg Mason Partners Variable Fundamental Value Portfolio Class I	[***]
Legg Mason Partners Variable Global High Yield Bond Portfolio Class I	[***]
Legg Mason Partners Variable Investors Portfolio Class I	[***]
Legg Mason Partners Variable Strategic Bond Portfolio Class I	[***]
Legg Mason Partners Small Cap Growth Portfolio Class II	[***]
Legg Mason Partners Capital Fund Class A	[***]
Legg Mason Partners Diversified Strategic Income Fund Class A	[***]
Legg Mason Partners Global High Yield Bond Fund Class A	[***]
Legg Mason Partners Small Cap Growth Fund Class A	[***]

The applicable annual fee shown herein above shall be of the aggregate investments in the portfolios of the Fund by all separate accounts of Nationwide related to the Contracts and

Policies as a percentage of the average daily net asset value of such investments.

4

EXHIBIT B

TO ADMINISTRATIVE SERVICE AGREEMENT

Services Provided by NFS

Pursuant to the Agreement, NFS shall perform all administrative and shareholder services with respect to the Variable Products, including but not limited to, the following:

1.

Maintaining separate records for each contract owner, which shall reflect the Fund shares purchased and redeemed and Fund share balances of such contract owners. NFS will maintain a single master account with each Fund on behalf of contract owners and such account shall be in the name of NFS (or its designee) as record owner of shares owned by contract owners.

2.	Disbursing or crediting to contract owners all proceeds of redemptions of shares of the Funds and all dividends and other distributions not reinvested in shares of the Funds.

3.

Preparing and transmitting to contract owners, as required by law, periodic statements showing the total number of shares owned by contract owners as of the statement closing date, purchases and redemptions of Fund shares by the contract owners during the period covered by the statement and the dividends and other distributions paid during the statement period (whether paid in cash or reinvested in Fund shares), and such other information as may be required, from time to time, by contract owners.

4.	Supporting and responding to service inquiries from contract owners.

5.	Maintaining and preserving all records required by law to be maintained and preserved in connection with providing the Services for contract owners.

6.	Generating written confirmations and quarterly statements to Contract owners/participants.

7.

Distributing to contract owners, to the extent required by applicable law, Funds’ prospectuses, proxy materials, periodic fund reports to shareholders and other materials that the Funds are required by law or otherwise to provide to their shareholders or prospective shareholders.

8.	Transmitting purchase and redemption orders to the Funds on behalf of the contract owners.

5

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO

ADMINISTRATIVE SERVICES AGREEMENT

This First Amendment to Administrative Services Agreement (“Amendment”) dated as of July 21, 2009, is entered into by and among Nationwide Financial Services, Inc., (“NFS”) and Legg Mason Investor Services, LLC (the “Company”), collectively the “Parties”.

WHEREAS, the Parties entered into a Administrative Services Agreement dated July 11, 2008 (the “Agreement”);

WHEREAS, NFS and the Company desire to amend the Agreement.

NOW, THEREFORE, NFS and the Company agree to the following:

1.	Exhibit A is deleted in its entirety and replaced with the Exhibit A attached hereto.

2.	The following language is hereby added to the Agreement:

Each party may disclose that it has entered into this arrangement. No party shall disclose, without the prior consent of the other party(ies) the compensation terms included herein except: (i) as required by applicable law, rule, regulation or directive of any governmental or self-regulatory authority, or any court of competent jurisdiction or other validly issued legal process; or (ii) at the reasonable discretion of Nationwide only as it relates to the payments of fees on assets held in Nationwide’s unregistered private placement variable life insurance products.

3.	Section 7 of the Agreement is deleted in its entirety and replaced with the following:

All notices and other communications to either the Company or NFS will be duly given if mailed, telegraphed or telecopied to the address set forth below, or at such other address as either party may provide in writing to the other party.

If to NFS:

Nationwide Financial Services, Inc.

One Nationwide Plaza, 2-02-18

Columbus, Ohio 43215

Attention: AVP, NIA Operations and Third Party Relations

If to the Company:

Legg Mason Investor Services, Inc.

100 First Stamford Place

Stamford, CT, 06902

Fax: 877-563-3019

Attention: Business Development

4.	Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

NATIONWIDE FINANCIAL SERVICES, INC.

/s/ Steven D. Pierce

By:	Steven D. Pierce

Title:	AVP, NIA Operations and Third Party Relations

LEGG MASON INVESTOR SERVICES, LLC

/s/ illegible
By:
Title:

EXHIBIT A

TO ADMINISTRATIVE SERVICE AGREEMENT

The Administrative Service Agreement between Nationwide and Legg Mason Investor Services is applicable to the following portfolios of the Fund and all current and future funds available:

Portfolios Available Under The Contracts	Service Fee	Cusips
Legg Mason Partners Variable Capital and Income Portfolio Class I	[***]	52467W833
Legg Mason Partners Fundamental Value Portfolio Class I	[***]	52467W858
Legg Mason Partners Variable Global High Yield Bond Portfolio Class I	[***]	52467K839
Legg Mason Partners Variable Investors Portfolio Class I	[***]	52467M504
Legg Mason Partners Variable Strategic Bond Portfolio Class I	[***]	52467K813
Legg Mason Partners Variable Small Cap Growth Portfolio—Class I	[***]	52467M843
Legg Mason Partners Variable Small Cap Growth Portfolio Class II	[***]	52467M819
Legg Mason Partners Variable International All Cap Opportunity Portfolio Single Class	[***]	52467X401
Legg Mason Partners Variable Money Market Portfolio Single Class	[***]	52467K763
Legg Mason Partners Capital Fund Class A	[***]	524694106
Legg Mason Partners Strategic Income Fund Class A	[***]	52469F754
Legg Mason Partners Global High Yield Bond Fund Class A	[***]	52469F465
Legg Mason Partners Small Cap Growth Fund Class A	[***]	52470H815

The applicable annual fee shown herein above shall be of the aggregate investments in the portfolios of the Fund by all separate accounts of Nationwide related to the Contracts and Policies as a percentage of the average daily net asset value of such investments.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SECOND AMENDMENT TO

ADMINISTRATIVE SERVICES AGREEMENT

This Second Amendment to Administrative Services Agreement (“Amendment”) dated as of January 17, 2013, is entered into by and among Nationwide Financial Services, Inc., (“NFS”) and Legg Mason Investor Services, LLC (the “Company”), collectively the “Parties”.

WHEREAS, the Parties entered into a Administrative Services Agreement dated July 11, 2008 (the “Agreement”), as amended;

WHEREAS, NFS and the Company desire to amend the Agreement.

NOW, THEREFORE, NFS and the Company agree to the following:

1.	Exhibit A is deleted in its entirety and replaced with the Exhibit A attached hereto.

2.	Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

NATIONWIDE FINANCIAL SERVICES, INC.

/s/ Steven D. Pierce
By:	Steven D. Pierce
Title:	AVP, IMG External Funds Management Operations

LEGG MASON INVESTOR SERVICES, LLC

/s/ illegible
By:
Title:

EXHIBIT A

TO ADMINISTRATIVE SERVICE AGREEMENT

The Administrative Service Agreement between Nationwide and Legg Mason Investor Services is applicable to the following portfolios of the Fund and all current and future funds available:

Portfolios Available Under the Contracts	Class	CUSIP	Symbol	Service Fee
Legg Mason ClearBridge Variable Aggressive Growth Portfolio	I	52467X203	QLMGOX	[***]
Legg Mason ClearBridge Variable Aggressive Growth Portfolio	II	52467X872	QLMGTX	[***]
Legg Mason ClearBridge Variable Appreciation Portfolio	I	52467W882	QLMAOX	[***]
Legg Mason ClearBridge Variable Appreciation Portfolio	II	52467W825	TBD	[***]
Legg Mason ClearBridge Variable Equity Income Builder Portfolio	I	52467W833	QLMEIX	[***]
Legg Mason ClearBridge Variable Equity Income Builder Portfolio	II	52467W205	QLMETX	[***]
Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio	I	52467W858	QLMFIX	[***]
Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio	II	52467W841	TBD	[***]
Legg Mason ClearBridge Variable Large Cap Growth Portfolio	I	52467X609	QLMLOX	[***]
Legg Mason ClearBridge Variable Large Cap Growth Portfolio	II	52467X864	TBD	[***]
Legg Mason ClearBridge Variable Large Cap Value Portfolio	I	52467M504	QLMVIX	[***]
Legg Mason ClearBridge Variable Large Cap Value Portfolio	II	52467M827	TBD	[***]
Legg Mason ClearBridge Variable Mid Cap Core Portfolio	I	52467X708	QLMMIX	[***]
Legg Mason ClearBridge Variable Mid Cap Core Portfolio	II	52467X856	QLMPTX	[***]
Legg Mason ClearBridge Variable Small Cap Growth Portfolio	I	52467M843	QLMSIX	[***]
Legg Mason ClearBridge Variable Small Cap Growth Portfolio	II	52467M819	QLMSTX	[***]
Western Asset Variable Global High Yield Bond Portfolio	I	52467K839	QLMYIX	[***]
Western Asset Variable Global High Yield Bond Portfolio	II	52467K821	QLMYTX	[***]
@Western Asset Variable Money Market Portfolio	Single	52467K763	LMVXX	[***]
Western Asset Variable Strategic Bond Portfolio	I	52467K813	QLMTIX	[***]
ClearBridge Mid Cap Core Fund	A	52469H768	SBMAX	[***]
ClearBridge Small Cap Growth Fund	A	52470H815	SASMX	[***]
Western Asset Global High Yield Bond Fund	A	52469F465	SAHYX	[***]
Western Asset Global Strategic Income Fund	A	52469F754	SDSAX	[***]

@: Currently unavailable for purchase. Please contact the distributor in advance to express sales interest or for more information, including when the share class/fund may be made available. The distributor will consider whether or not to make the requested share class/fund available for sale and may decline to do so in its sole discretion.

The applicable annual fee shown herein above shall be of the aggregate investments in the portfolios of the Fund by all separate accounts of Nationwide related to the Contracts and Policies as a percentage of the average daily net asset value of such investments.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

THIRD AMENDMENT TO

ADMINISTRATIVE SERVICES AGREEMENT

This Third Amendment to Administrative Services Agreement (“Amendment”) dated as of June 1, 2018, is entered into by and among Nationwide Financial Services, Inc., (“NFS”) and Legg Mason Investor Services, LLC (the “Company”), collectively the “Parties”.

WHEREAS, the Parties entered into an Administrative Services Agreement dated July 11, 2008 (the “Agreement”), as amended;

WHEREAS, NFS and the Company desire to amend the Agreement.

NOW, THEREFORE, NFS and the Company agree to the following:

1.	Exhibit A is deleted in its entirety and replaced with the Exhibit A attached hereto.

2.	Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

NATIONWIDE FINANCIAL SERVICES, INC.

/s/ Steven D. Pierce
By:	Steven D. Pierce

Title:	VP, IMG External Funds Management Operations

LEGG MASON INVESTOR SERVICES, LLC

/s/ illegible
By:

Title:

EXHIBIT A

TO ADMINISTRATIVE SERVICES AGREEMENT

The Administrative Services Agreement between Nationwide and the Company is applicable to the following portfolios of the Fund and all current and future funds available:

Portfolios Available Under the Contracts	Class	CUSIP	Symbol	Service Fee
ClearBridge Variable Aggressive Growth Portfolio	I	52467X203	QLMGOX	[***]
ClearBridge Variable Aggressive Growth Portfolio	II	52467X872	QLMGTX	[***]
ClearBridge Variable Appreciation Portfolio	I	52467W882	QLMAOX	[***]
ClearBridge Variable Appreciation Portfolio	II	52467W825	TBD	[***]
ClearBridge Variable Dividend Strategy Portfolio	I	52467W833	QLMEIX	[***]
ClearBridge Variable Dividend Strategy Portfolio	II	52467W205	QLMETX	[***]
ClearBridge Variable Large Cap Growth Portfolio	I	52467X609	QLMLOX	[***]
ClearBridge Variable Large Cap Growth Portfolio	II	52467X864	TBD	[***]
ClearBridge Variable Large Cap Value Portfolio	I	52467M504	QLMVIX	[***]
ClearBridge Variable Large Cap Value Portfolio	II	52467M827	TBD	[***]
ClearBridge Variable Mid Cap Portfolio	I	52467X708	QLMMIX	[***]
ClearBridge Variable Mid Cap Portfolio	II	52467X856	QLMPTX	[***]
ClearBridge Variable Small Cap Growth Portfolio	I	52467M843	QLMSIX	[***]
ClearBridge Variable Small Cap Growth Portfolio	II	52467M819	QLMSTX	[***]
Western Asset Core Plus VIT Portfolio	I	52467K771	QLMHIX	[***]
Western Asset Variable Global High Yield Bond Portfolio	I	52467K839	QLMYIX	[***]
Western Asset Variable Global High Yield Bond Portfolio	II	52467K821	QLMYTX	[***]

ClearBridge Mid Cap Fund	A	52469H768	SBMAX	[***]
ClearBridge Small Cap Growth Fund	A	52470H815	SASMX	[***]
Western Asset Global High Yield Bond Fund	A	52469F465	SAHYX	[***]
Western Asset Income Fund	A	52469F754	SDSAX	[***]

The applicable annual fee shown herein above shall be of the aggregate investments in the portfolios of the Fund by all separate accounts of Nationwide related to the Contracts and Policies as a percentage of the average daily net asset value of such investments.